Page 1 EOS ENERGY ENTERPRISES, INC. Restricted Stock Unit Award Agreement (Performance-Based) This Restricted Stock Unit Award Agreement (Performance-Based) (this “Agreement”), dated as of [________] [___], 20[___], is entered into by and between Eos Energy Enterprises, Inc., a Delaware corporation (the “Company”), and the Participant whose name appears on the signature page to this Agreement (the “Participant”). The Company and the Participant are referred to in this Agreement individually as a “Party,” or collectively as the “Parties.” Background A. The Board of Directors of the Company (the “Board”) has adopted the Eos Energy Enterprises, Inc. Amended and Restated 2020 Incentive Plan (as amended, supplemented, restated, replaced, or otherwise modified from time to time, the “Plan”). Capitalized terms used but not defined in this Agreement shall have the meanings given to such terms in, or by reference in, the Plan. B. In order to encourage and motivate Eligible Persons, the Board desires to provide such individuals with an ownership interest in the Company in accordance with the Plan. C. The Committee has approved an award to the Participant of performance-based restricted stock units (each individually, the “PRSU”, and collectively, the “PRSUs”) of the Company, pursuant to which each PRSU represents the right to receive one share of common stock, par value $0.10 per share, of the Company (“Common Stock”) or such other consideration as permitted under Section 5, under the terms and conditions set forth in this Agreement and the Plan (collectively, the “Award”). D. Each Party desires to enter into this Agreement to evidence and confirm the Award. Terms and Conditions NOW THEREFORE, for good and valuable consideration and mutual covenants set forth in this Agreement, and intending to be legally bound, each Party hereby agrees to the following: 1. Award: Subject to the terms and conditions set forth below, the Company hereby evidences and confirms the Award to the Participant, effective as of the grant date set forth on the signature page to this Agreement (the “Grant Date”), consisting of the target aggregate number of PRSUs set forth on the signature page to this Agreement. 2. Vesting: Except as set forth in Section 6 and 7 and subject to the continuous engagement or employment of the Participant by the Company or any of its Affiliates through and including each the applicable vesting date, the PRSUs shall vest on the date the Committee certifies the Company’s achievement of the Performance Metric, but in no event later than ninety (90) days following the end of the Performance Period; provided that the actual number of PRSUs vesting (such number of PRSUs to be within a range of 0% to 200% of the target number of PRSUs granted) shall be determined based on the achievement of the Performance Metric. The performance metric and the performance period applicable to the PRSUs are set forth on the signature page hereof (respectively, the “Performance Metric” and the “Performance Period”). 3. Transferability: Except as expressly permitted under Section 15(b) of the Plan, the PRSUs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Restricted Stock Unit Award Agreement (Performance-Based) [________] [___], 20[___] _____________________________________________________________________________________________ Page 2 4. No Rights as a Stockholder: The Participant shall have no voting or other rights as a stockholder of the Company with respect to any PRSUs (or portion thereof) until the PRSUs (or portion thereof) have been settled and issued in accordance with the terms and conditions of this Agreement and the Plan. 5. Settlement and Issuance of Stock: (a) No shares of Common Stock or such other consideration shall be issued to the Participant prior to the Vesting Date for such applicable PRSUs vest and the restrictions with respect to such PRSUs are removed or otherwise expire in accordance with the terms of this Agreement and the Plan. (b) To the extent the PRSUs (or portion thereof) shall have become vested in accordance with this Agreement and the Plan, the Company shall deliver to the Participant, as soon as reasonably practicable after the applicable Vesting Date (but no later than March 15th of the following calendar year), one share of Common Stock for each such PRSU registered in the Participant’s name, or such other consideration permitted under Section 9(f)(ii) of the Plan. Upon the delivery of shares of Common Stock to the Participant, such shares shall be fully assignable, alienable, saleable and transferrable by the Participant; provided that any such assignment, alienation, sale, transfer or other alienation with respect to such shares of Common Stock shall be in accordance with applicable securities laws and any applicable Company policy. (c) The Company shall evidence any Common Stock to be issued under this Section 5 in payment of such vested PRSUs in the manner it deems appropriate. 6. Clawback and Recoupment: By accepting, or being deemed to have accepted, the PRSUs, the Participant expressly agrees that the Participant and the Award is bound by the terms of any written clawback or recoupment policies that the Company, with the approval of the Board or an authorized Committee of the Board, may adopt either prior to or following the Grant Date, including the Eos Energy Enterprises, Inc. Clawback Policy (as may be amended, supplemented, restated, replaced or otherwise modified from time to time), and including any policy adopted by Company to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the SEC and that the Company determines should apply to the Award. Any such policy may subject the Participant’s Award and amounts paid or realized with respect to the Award to reduction, cancellation, forfeiture, or recoupment if certain specified events or wrongful conduct occur as specified in any such clawback policy. Nothing in the preceding sentence will be construed as limiting the general application of Section 8(a) of this Agreement. 7. Effects of Certain Events Prior to Vesting: (a) Termination Due to Death or Disability: In the event the Participant’s service relationship with the Company or any of its Affiliates is terminated due to the Participant’s death or Disability, any PRSUs that are not vested as of the date of such termination of service will vest in full (based on target performance) as of the date of such termination of service. For purposes of this Agreement, “Disability” shall mean the inability of the Participant to perform the Participant’s material duties of employment after reasonable accommodation due to a physical or mental injury, infirmity, or incapacity for one hundred eighty (180) days (including weekends and holidays) in any three hundred sixty-five (365) day period as determined by the Committee in its reasonable discretion. (b) Involuntary Termination without Cause and Qualifying Retirement: In the event the Participant’s service relationship with the Company or any of its Affiliates is terminated: (i) by the Company without Cause or (ii) as a result of the Participant’s Qualifying Retirement, a prorated number of the PRSUs will remain outstanding and eligible to vest based on actual achievement of the applicable Performance Metrics, with such pro-rata portion equal to the product of (x) the target number of PRSUs

Restricted Stock Unit Award Agreement (Performance-Based) [________] [___], 20[___] _____________________________________________________________________________________________ Page 3 granted pursuant to this Agreement multiplied by (y) a fraction, (A) the numerator of which is the number of full calendar months elapsed from the Grant Date through the date of Employee’s termination of service and (B) the denominator of which is the total number of months from the Grant Date through the end of the Performance Period; provided that, the Participant has, no later than fifty-five (55) days following the date of his or her termination of service, executed and not revoked a release of claims in a form provided by the Company. For purposes of this Agreement, “Qualifying Retirement” means the Participant’s termination of service (other than a termination by the Company for Cause or at a time by Cause exists) at a time when the Participant has attained age 60 and the Participant’s length of employment with the Company and any of its Affiliates is at least 10 completed years. (c) Change in Control: In the event the Participant’s service relationship with the Company or any of its Affiliates (or, as applicable, the successor or the surviving entity (or its parent)) is terminated without Cause, on or within 12 months following a Change in Control, the PRSUs will become immediately vested as of the date of such termination of service based on the greater of target performance and actual performance through the date immediately prior to the date of the Change in Control (to the extent determinable); provided that the Participant has, no later than fifty-five (55) days following the date of his or her termination of service, executed and not revoked a release of claims in a form provided by the Company (or, as applicable, the successor or the surviving entity (or its parent)). Notwithstanding the foregoing, if the outstanding PRSUs are not assumed or substituted for by the acquiror in connection with the Change in Control, the unvested PRSUs will immediately vest upon the closing of the Change in Control at the greater of target performance and actual performance through the date immediately prior to the date of the Change in Control (to the extent determinable). (d) Other Terminations: In the event the Participant’s service relationship with the Company or any of its Affiliates is terminated for any reason other than as set forth in Section 3(a) through (c), the PRSUs (or portion thereof) that are not vested as of the Participant’s termination of services shall be immediately forfeited and cancelled on the date of such termination of service. (e) Effect of Employment Agreement: Notwithstanding any provision in this Agreement to the contrary, in the event of an inconsistency regarding the treatment of PRSUs upon a termination of Participant’s service relationship between this Agreement, on the one hand, and any formal employment agreement (excluding, for the avoidance of doubt, any offer letter) entered into by and between the Participant and the Company or any of its Affiliates, whether entered into before or after the date of this Agreement, on the other hand, the terms of the employment agreement shall control unless this Agreement provides more favorable treatment. 8. Responsibility for Taxes: (a) The Participant acknowledges that, regardless of any action taken by the Company, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”) is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company. The Participant further acknowledges that the Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the PRSUs, including, but not limited to, the grant, vesting or settlement of the PRSUs, the subsequent sale of shares of Common Stock (if any) acquired upon settlement of the PRSUs and the receipt of any dividends, dividend equivalents; and (ii) does not commit to and is under no obligation to structure the terms of the grant or any aspect of the PRSUs to reduce or eliminate the Participant’s liability for Tax- Related Items or achieve any particular tax result. Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction, the Participant acknowledges that the Company may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Restricted Stock Unit Award Agreement (Performance-Based) [________] [___], 20[___] _____________________________________________________________________________________________ Page 4 (b) Upon the vesting and/or settlement of the PRSUs (or as of the date of any relevant taxable or tax withholding date or other date on which the value of any PRSUs otherwise become includible in the Participant’s gross income for tax purposes), the Participant shall be required to pay to the Company, and the Company shall have the right to deduct from any compensation payable to the Participant, the amount of any applicable federal, state, local and foreign Tax-Related Items that the Company determines must be withheld with respect to the PRSUs (the “Tax Withholding Obligations”). In this regard, unless otherwise determined by the Committee, the Tax Withholding Obligations shall be satisfied by the Company withholding, in accordance with Section 15(c) of the Plan, from the number of shares of Common Stock otherwise issuable upon settlement of the PRSUs, a portion of such shares having an aggregate Fair Market Value equal to the amount of the applicable Tax Withholding Obligations. Notwithstanding the foregoing, the Participant agrees and authorizes the Company, or its respective agents, to satisfy any applicable Tax Withholding Obligations in respect of the PRSUs by any of the following means, as may be determined by the Committee (or its delegate) in its discretion from time to time: (i) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company; (ii) requiring the Participant to remit the aggregate amount of such Tax Withholding Obligations to the Company in full, in cash or by check, bank draft or money order payable to the order of the Company; (iii) through a procedure whereby the Participant delivers irrevocable instructions to a broker designated by the Committee to sell shares of Common Stock obtained upon settlement of the PRSUs and to deliver promptly to the Company an amount of the proceeds of such sale equal to the amount of the Tax-Related Items (“sell-to-cover”); (iv) by a “net settlement” procedure under which the Company reduces the number of shares of Common Stock (or such other consideration) issued on settlement of the PRSUs by the number of shares of Common Stock (or such other consideration) with an aggregate fair market value that equals the amount of the Tax Withholding Obligations; or (v) any other method of withholding determined by the Committee and permitted by applicable law. (c) The Participant agrees to pay to the Company any amount of Tax-Related Items that the Company may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means described in Section 7(b). The Company may refuse to issue or deliver the shares of Common Stock or other consideration issuable upon settlement, or the proceeds of the sale of any such shares, if the Participant fails to comply with the Participant’s obligations in connection with the Tax-Related Items. 9. Plan Provisions: The PRSUs granted under this Agreement are being issued pursuant to and in accordance with the Plan (a copy of which has been made available to the Participant) and, as such, are subject in all respects to the Plan which shall be deemed incorporated into and made part of this Agreement. This Agreement is subject to all the terms, conditions, limitations, and restrictions contained in the Plan, including any amendment, supplement, restatement, replacement, or other modification thereto from time to time, and to such rules, regulations, and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. To the extent that any provision of this Agreement conflicts with the expressly applicable terms of the Plan, the Participant acknowledges and agrees that those terms of the Plan shall control and, if necessary, the applicable terms of this Agreement shall be deemed amended so as to carry out the purpose and intent of the Plan. 10. No Entitlements: The grant of the PRSUs shall not be construed as giving the Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any of its Affiliates. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan. The PRSUs do not confer on the Participant any right or entitlement to receive compensation in any specific amount or to create a trust or a funded or secured obligation. In addition, the PRSUs are not part of the Participant’s base salary or wages and will not be taken into account in determining any other employment-related rights the Participant may have, such as rights to pension, retirement, or severance pay.

Restricted Stock Unit Award Agreement (Performance-Based) [________] [___], 20[___] _____________________________________________________________________________________________ Page 5 11. Imposition of other Requirements and the Participant Undertaking: The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the PRSUs and on any shares of Common Stock or such other consideration to be issued upon settlement of the PRSUs, to the extent the Company determines it is necessary or advisable for legal or administrative reasons. The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to accomplish the foregoing or to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the PRSUs pursuant to this Agreement. 12. References: Unless otherwise expressly noted, all references to: (a) “Section” shall mean, with respect to such reference, each such section or subsection of this Agreement unless otherwise noted, and (b) “Attachment” shall mean, with respect to any such reference, each such schedule or exhibit attached to this Agreement. The headings of any section or paragraph of this Agreement are for convenience of reference only and shall not be used to interpret any provision of this Agreement. References herein to rights and obligations of the Participant shall apply, where appropriate, to the Participant’s legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement 13. Non-Waiver: No failure or delay by the Company in exercising any right, power or privilege under this Agreement shall constitute a waiver of such right, power or privilege, nor shall any single or partial exercise by the Company of such right, power or privilege preclude any other or further exercise of such right, power or privilege or the exercise of any right, power, or privilege under this Agreement. 14. Assignment: Any assignment by the Participant of this Agreement or any right, remedy, obligation, or liability arising under this Agreement, without the prior written consent of the Company shall not be permitted. 15. Successors and Assigns and No Third-Party Beneficiaries: This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the Parties, and their respective heirs, successors, legal representatives and permitted assigns, any legal or equitable rights, remedies, obligations, or liabilities under or by reason of this Agreement. 16. Severability: The provisions of this Agreement are to be deemed severable and the invalidity, illegality, or unenforceability of one or more of such provisions shall not affect the validity, legality, or enforceability of the remaining provisions. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or this Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of this Agreement shall remain in full force and effect. 17. Governing Law: This Agreement shall be governed by, and construed and enforced under, the laws of the State of Delaware, U.S.A., without regard to its otherwise applicable conflicts of laws rules. The obligation of the Company to sell and deliver Common Stock under this Agreement is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Common Stock. 18. Dispute Resolution: All controversies and claims arising out of or relating to this Agreement, or the breach hereof, shall be settled by the Company’s mandatory dispute resolution procedures, if any, as may be in effect from time to time with respect to matters arising out of or relating to the Participant’s employment with the Company.

Restricted Stock Unit Award Agreement (Performance-Based) [________] [___], 20[___] _____________________________________________________________________________________________ Page 6 19. Remedies: The Parties shall be entitled to recover from each other reasonable attorneys’ fees incurred in connection with the successful enforcement of the terms and provisions of this Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise. 20. Entire Agreement: This Agreement, the Plan, and any other agreements, attachments, schedules, exhibits and/or other documents referred to in this Agreement or therein constitutes the entire agreement and understanding of the Parties, and supersedes any prior or contemporaneous written or oral agreements between the Parties, regarding the subject matter contained in this Agreement. 21. Amendment: No amendment or modification of any provision of this Agreement that has a material adverse effect on the Participant shall be effective unless signed in writing by or on behalf of the Company and the Participant; provided that this Agreement may be amended, supplemented, restated, replaced or otherwise modified from time to time, solely the Board or by the Committee at any time without the Participant’s consent (a) in accordance with the provisions of the Plan or as otherwise set forth in this Agreement, (b) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in light of any addition to or change in any federal or state, tax or securities law or other law or regulation, which change occurs after the Grant Date and by its terms applies to the Award; or (c) other than in the circumstances described in clauses (a) or (b), with the Participant’s consent. 22. Execution by Counterparts and Portable Document Format: This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signatures of any Party exchanged or delivered by an electronic signature program (such as DocuSign or through the Company’s third-party plan manager), an email transmission in portable document format (also known as a “pdf.” file), or facsimile shall be deemed delivery of an original executed counterpart for all purposes and shall be binding on all parties. 23. Deemed Acceptance: If the Participant does not execute, deliver or otherwise provide: (a) a signature on the signature page to this Agreement, (b) the electronic equivalent of consent, or (c) written notice to the Company of the Participant’s rejection of the PRSUs by the first date on which the PRSUs are scheduled to vest and are thereby settled and released into the Participant’s account, the PRSUs shall be deemed accepted by the Participant as of the first date on which the PRSUs vest and the Participant and the PRSUes shall subject to all of the terms and conditions of this Agreement and the Plan. [SIGNATURE PAGE TO FOLLOW]

[SIGNATURE PAGE FOR RESTRICTED STOCK UNIT AWARD AGREEMENT] IN WITNESS WHEREOF, the Parties have signed this Restricted Stock Unit Award Agreement (Performance-Based) as of the Grant Date. Eos Energy Enterprises, Inc. By: ______________________ Joe Mastrangelo Chief Executive Officer and President Participant’s Signature _________________________ [Participant’s Signature to be obtained via the UBS system] Participant’s Name: [First Name Last Name] Participant’s Address: [Address] Target Number of PRSUs Granted: [Shares Granted] Grant Date: [Grant Date] Performance Period: The period that runs from [__________] to [__________]. Performance Metric: [__________]